UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 12, 2020

LAWSON PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10546	36-2229304
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8770 W. Bryn Mawr Ave., Suite 900, Chicago, Illinois	60631
(Address of principal executive offices)	(Zip Code)

(Registrant's telephone number, including area code)	(773) 304-5050

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.00 par value	LAWS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Lawson Products, Inc. (the "Company") held a vote at the 2020 Annual Meeting of Stockholders on May 12, 2020. Out of the 8,996,267 voting shares outstanding, the holders of 8,596,638 shares of the Company’s common stock were represented in person or by proxy to vote on the following proposals:

Proposal 1: Election of Directors

Directors J. Bryan King and Charles D. Hale were elected to serve until the 2021 Annual Meeting of Stockholders. Of the 8,596,638 shares present in person or represented by proxy at the meeting, Messrs. King and Hale received the following votes:

	For	Withheld	Broker Non-Votes
J. Bryan King	7,859,001	120,213	617,424
Charles D. Hale	6,977,887	1,001,327	617,424

Proposal 2: Ratification of the Appointment of BDO USA, LLP

A proposal to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020, was approved. Of the 8,596,638 shares present in person or represented by proxy at the meeting, 8,542,665 shares were voted for the proposal, 53,473 shares were voted against the proposal and 500 shares abstained from voting with respect to the proposal.

Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation

An advisory proposal to approve the compensation of the Company’s Named Executive Officers was approved. Of the 8,596,638 shares present or represented by proxy at the meeting, 7,849,859 shares were voted for the proposal, 128,149 shares were voted against the proposal and 1,206 shares abstained from voting with respect to the proposal. There were 617,424 broker non-votes.

Proposal 4: Amendment to the Company's Certificate of Incorporation to Declassify the Board of Directors

A proposal to amend the Company's Certificate of Incorporation to declassify the Board of Directors was approved. Of the 8,596,638 shares present or represented by proxy at the meeting, 7,869,157 shares were voted for the proposal, 109,006 shares were voted against the proposal and 1,051 shares abstained from voting with respect to the proposal. There were 617,424 broker non-votes.

Proposal 5: Amendment of the Company's Certificate of Incorporation to Remove the Supermajority Voting Requirements for Future Amendments to the By-Laws

A proposal to amend the Company's Certificate of Incorporation to remove the supermajority voting requirements for future amendments to the By-laws was not approved. Of the 8,596,638 shares present or represented by proxy at the meeting, 6,498,436 shares were voted for the proposal, 1,480,227 shares were voted against the proposal and 551 shares abstained from voting with respect to the proposal. There were 617,424 broker non-votes.

Proposal 6: Amendment of the Company's Certificate of Incorporation to Remove Supermajority Voting Requirements for Removal of Directors

A proposal to amend the Company's Certificate of Incorporation to remove supermajority voting requirements for the removal of Directors was not approved. Of the 8,596,638 shares present or represented by proxy at the meeting, 6,498,699 shares were voted for the proposal, 1,479,464 shares were voted against the proposal and 1,051 shares abstained from voting with respect to the proposal. There were 617,424 broker non-votes.

Proposal 7: Amendment of the Company's Certificate of Incorporation to Remove Supermajority Voting Requirements for Future Amendments to the Certificate of Incorporation

A proposal to amend the Company's Certificate of Incorporation to remove supermajority voting requirements for future amendments to the Certificate of Incorporation was not approved. Of the 8,596,638 shares present or represented by proxy at the meeting, 6,497,762 shares were voted for the proposal, 1,480,401 shares were voted against the proposal and 1,051 shares abstained from voting with respect to the proposal. There were 617,424 broker non-votes.

Proposal 8: Amendment of the Company's Certificate of Incorporation to Remove Limits on the Number of Directors

A proposal to amend the Company's Certificate of Incorporation to remove limits on the number of Directors was not approved. Of the 8,596,638 shares present or represented by proxy at the meeting, 5,659,179 shares were voted for the proposal, 2,318,871 shares were voted against the proposal and 1,164 shares abstained from voting with respect to the proposal. There were 617,424 broker non-votes.

Proposal 9: Amendment of the Company's Certificate of Incorporation to Remove Cumulative Voting

A proposal to amend the Company's Certificate of Incorporation to remove cumulative voting was not approved. Of the 8,596,638 shares present or represented by proxy at the meeting, 4,950,382 shares were voted for the proposal, 3,027,768 shares were voted against the proposal and 1,064 shares abstained from voting with respect to the proposal. There were 617,424 broker non-votes.

Proposal 10: Amendment of the Company's Certificate of Incorporation to Modify Stockholder Proposal Procedures

A proposal to amend the Company's Certificate of Incorporation to modify stockholder proposal procedures was not approved. Of the 8,596,638 shares present or represented by proxy at the meeting, 5,758,850 shares were voted for the proposal, 2,218,970 shares were voted against the proposal and 1,394 shares abstained from voting with respect to the proposal. There were 617,424 broker non-votes.

Proposal 11: Amendment of the Company's Certificate of Incorporation to Allow Stockholders to Call Special Meetings of Stockholders

A proposal to amend the Company's Certificate of Incorporation to allow stockholders to call special meetings of stockholders was approved. Of the 8,596,638 shares present or represented by proxy at the meeting, 7,226,982 shares were voted for the proposal, 751,086 shares were voted against the proposal and 1,146 shares abstained from voting with respect to the proposal. There were 617,424 broker non-votes.

Proposal 12: Amendment of the Company's Certificate of Incorporation to Eliminate Supermajority Voting Requirements for Specified Transactions and Opt Out of DGCL Section 203

A proposal to amend the Company's Certificate of Incorporation to eliminate supermajority voting requirements for specified transactions and opt out of Section 203 of the Delaware General Corporation Law was not approved. Of the 8,596,638 shares present or represented by proxy at the meeting, 5,302,082 shares were voted for the proposal, 2,675,581 shares were voted against the proposal and 1,551 shares abstained from voting with respect to the proposal. There were 617,424 broker non-votes.

Proposal 13: Amendment of the Company's Certificate of Incorporation to Eliminate Article Seventeenth Regarding Combination Proposals

A proposal to amend the Company's Certificate of Incorporation to eliminate article seventeenth regarding combination proposals was not approved. Of the 8,596,638 shares present or represented by proxy at the meeting, 5,398,985 shares were voted for the proposal, 2,579,696 shares were voted against the proposal and 533 shares abstained from voting with respect to the proposal. There were 617,424 broker non-votes.

Proposal 14: Amendment of the Company's Certificate of Incorporation and Authorize the Integration and Restatement of the Certificate of Incorporation

A proposal to amend the Company's Certificate of Incorporation and authorize the integration and restatement of the Certificate of Incorporation was approved. Of the 8,596,638 shares present or represented by proxy at the meeting, 7,874,301 shares were voted for the proposal, 104,080 shares were voted against the proposal and 833 shares abstained from voting with respect to the proposal. There were 617,424 broker non-votes.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAWSON PRODUCTS, INC.
(Registrant)

Date:	May 14, 2020	By: /s/ Neil E. Jenkins
Name: Neil E. Jenkins
Title: Executive Vice President, Secretary and General Counsel